                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                  April 18, 2003

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         134 West Washington Street
         Kosciusko, Mississippi                                                39090
-----------------------------------------------------------            --------------------
(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                           99.1     Press Release issued by First M&F Corporation dated April 18,
                                    2003 headed "First M&F Corp. reports first quarter 2003 earnings"

Item 9. Regulation FD Disclosure.  On April 18, 2003, First M&F Corp. announced by press release its earnings for the first quarter ended March 31, 2003.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 12.  Results of Operations and Financial Condition.  On April 18, 2003, First M&F Corp. announced by press release its earnings for the first quarter ended March 31, 2003.  A copy of this press release is attached hereto as Exhibit 99.1.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 21, 2003

                                                     FIRST M&F CORPORATION

                                                     By:     /s/ Robert C. Thompson, III
                                                           -------------------------------------------
                                                     Name:    Robert C. Thompson, III
                                                     Title:   Treasurer

                                                   EXHIBIT INDEX

99.1     Press Release issued by First M&F Corporation dated April 18, 2003, headed "First M&F
         Corp. reports first quarter 2003 earnings"

First M&F Corp. Investor Information
CONTACT:  Hugh Potts, Jr.
          Chief Executive Officer
          (662) 289-8501

April 18, 2003

FOR IMMEDIATE RELEASE

First M&F Corp. reports first quarter 2003 earnings

KOSCIUSKO, Miss.- First M&F Corp.'s (NASDAQ:FMFC) net income for the quarter ended March 31, 2003 was $2,653,589, or $.57 basic and diluted per share, compared to $2,309,448, or $.50 per share for the first quarter of 2002 and
$2,730,161, or $.59 per share for the fourth quarter of 2002.

Net interest income was up by 5.12% compared to the first quarter of 2002, with the net interest margin increasing to 4.12% in 2003 as compared to 4.02% in the first quarter of 2002. A 50 basis point prime rate decrease in November caused the net interest margin to fall to 4.38% in the fourth quarter from 4.55% in the third quarter of 2002. The decrease in the net interest margin from the fourth quarter of 2002 to the first quarter of 2003 was due to the unprecedented low rates. Declining interest rates caused interest expenses to decrease by 26.55% year-over-year while interest revenues, being positively influenced by $21.5 million in first quarter loan growth, decreased by 8.25%. Noninterest revenues, excluding securities transactions, increased by
3.17%. Noninterest expenses, excluding intangible asset amortization, were up by 4.15% from the same period in
2002.

Stock option exercises in the first quarter, resulting in the issuance of 128,603 shares, effectively reduced earnings per share by $.01. The Company responded to this in March by accelerating its stock repurchase program.
The Company repurchased 75,000 shares in the first quarter with 42,500 shares being repurchased in March.

Net loan charge-offs as a percent of average loans for 2003 were .46% on an annualized basis. Nonperforming loans as a percentage of total loans were .78% as compared to .55% at year-end 2002.

Total assets at March 31, 2003 were $1.062 billion as compared to $1.037 billion at the end of 2002 and $1.034 billion at March 31, 2002. Total loans were $700.2 million compared to $678.7 million at the end of 2002 and
$657.6 million at March 31, 2002.  Deposits were $859.7 million compared to $824.0 million at the end of 2002 and
$831.6 million at March 31, 2002. Total capital was $110.3 million, or $ 23.78 in book value per share at March
31, 2003.

The Company opened a loan production office in Olive Branch in February in an effort to take advantage of the growing Desoto County market. The Company plans to expand the venture into a full service branch in the future.
The Desoto County market has historically provided strong loan and deposit growth for First M&F, and continues to grow rapidly in population.

The Company also entered into a new asset-based lending business in Memphis in April. The business will offer specialized lending services to companies for working capital purposes, secured by current assets. The company is currently staffed by 3 professionals who have combined experience in excess of 30 years in the business. This is an opportunity to take advantage of a niche market created by the reluctance of large, regional banks to take on smaller customers.

"We are pleased with our earnings improvement over the last eighteen months," said Hugh S. Potts, Jr., Chairman and Chief Executive Officer. Potts added, "We fully realize there is much more to be done to bring about consistently higher levels of performance. Regardless of past performance, we believe that everything can be done better. Therein lies the key to success for our shareholders, customers and associates alike."

First M&F Corp., the parent of M&F Bank, is committed to proceed with its mission of making the mid-south better through the delivery of excellence in financial services to 22 communities in Mississippi and Tennessee.

Caution Concerning Forward-Looking Statements

This document includes certain "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in First M&F Corporation's filings with the Securities and Exchange Commission.

                        First M&F Corporation
                   Supplemental Earnings Schedule
                       First Quarter, 2003
-------------------------------------------------------------------------

   Quarter Ended March 31                      2003            2002
                                         --------------------------------
Net income                                      $2,653,589    $2,309,448
Average shares outstanding                       4,626,012     4,614,784
EPS (basic)                                           0.57          0.50
EPS (fully diluted)                                   0.57          0.50
   Year Ended March 31
Net income                                      $2,653,589    $2,309,448
Average shares outstanding                       4,626,012     4,614,784
EPS (basic)                                           0.57          0.50
EPS (fully diluted)                                   0.57          0.50

                                                      Year-to-Date
                                         --------------------------------
                                                  03/31/03      03/31/02
                                         --------------------------------
Return on assets                                     1.00%         0.89%
Return on equity                                     9.63%         8.96%

(Amounts in thousands)
Total assets                                     1,062,181     1,033,897
Total equity                                       110,345       100,555
Total loans                                        700,200       657,550
Total deposits                                     859,705       831,592

Average assets                                   1,056,814     1,039,796
Average equity                                     110,248       103,087
Average loans                                      685,260       653,920
Average deposits                                   848,383       832,894

                         Historical Earnings Trends
-------------------------------------------------------------------------

                                              Net Income          EPS
                                            (in thousands)     (diluted)
                                         --------------------------------
                            1Q 2003                  2,654          0.57
                            4Q 2002                  2,730          0.59
                            3Q 2002                  2,867          0.62
                            2Q 2002                  2,329          0.51
                            1Q 2002                  2,309          0.50
                            4Q 2001                  2,060          0.45
                            3Q 2001                  1,585          0.34
                            2Q 2001                  1,568          0.34
                            1Q 2001                  1,940          0.42

First M&F Corporation
Condensed Consolidated Statements of Condition
(In thousands, except share data)

                                                                    March 31,        December 31,
                                                                      2003               2002
                                                                ---------------------------------
Cash and due from banks                                              27,223             43,329
Interest bearing bank balances                                       13,938             12,610
Federal funds sold                                                   33,350              7,700
Securities available for sale (cost of
  $220,235,000 and $226,617,000)                                    229,076            236,110

Loans                                                               700,200            678,746
Allowance for loan losses                                            10,393             10,258
                                                                ---------------------------------
     Net loans                                                      689,807            668,488

Bank premises and equipment                                          21,405             21,508
Accrued interest receivable                                           7,176              7,125
Other real estate                                                     1,490                950
Intangible assets                                                    16,918             16,952
Other assets                                                         21,798             22,362
                                                                ---------------------------------
                                                                  1,062,181          1,037,134

Non-interest bearing deposits                                       103,999            101,915
Interest bearing deposits                                           755,706            722,109
                                                                ---------------------------------
     Total deposits                                                 859,705            824,024

Federal funds and repurchase agreements                              16,940             23,599
Other borrowings                                                     65,583             71,142
Accrued interest payable                                              1,816              1,920
Other liabilities                                                     7,040              7,583
                                                                ---------------------------------
     Total liabilities                                              951,084            928,268

Noncontrolling joint venture interest                                   752                656

Common stock, 4,640,649 and 4,587,046, shares
      issued & outstanding                                           23,203             22,935
Additional paid-in capital                                           34,041             33,260
Retained earnings                                                    49,080             47,585
Accumulated other comprehensive income                                4,021              4,430
                                                                ---------------------------------
     Total equity                                                   110,345            108,210
                                                                ---------------------------------
                                                                  1,062,181          1,037,134

First M&F Corporation and Subsidiary
Condendsed Consolidated Statements of Income
(In thousands, except share data)

                                                                  Three Months Ended March 31
                                                                     2003               2002
                                                                ---------------------------------
Interest and fees on loans                                           11,709             12,336
Taxable investments                                                   1,933              2,543
Tax exempt investments                                                  596                682
Federal funds sold                                                      106                 76
Interest bearing bank balances                                           42                 42
                                                                ---------------------------------
     Total interest income                                           14,386             15,679

Interest on deposits                                                  3,927              5,634
Interest on short-term borrowings                                       167                172
Interest on other borrowings                                            768                813
                                                                ---------------------------------
     Total interest expense                                           4,862              6,619

     Net interest income                                              9,524              9,060
Provision for possible loan losses                                      920              1,200
                                                                ---------------------------------
     Net interest income after loan loss                              8,604              7,860

Service charges on deposits                                           1,798              1,696
Mortgage banking income                                                 172                252
Agency commission income                                                826                770
Other fee income                                                        228                217
Other income                                                            352                337
Gains (losses) on AFS investments                                         0                  1
                                                                ---------------------------------
     Total noninterest income                                         3,376              3,273

Salaries and employee benefits                                        4,320              4,355
Net occupancy expense                                                   518                497
Equipment and data processing expenses                                  970                902
Intangible asset amortization                                            34                 33
Other expenses                                                        2,414              2,141
                                                                ---------------------------------
     Total noninterest expense                                        8,256              7,928

Net income before taxes                                               3,724              3,205
     Income taxes                                                     1,070                896
                                                                ---------------------------------
Net income                                                            2,654              2,309

Weighted average shares (basic)                                   4,626,012          4,614,784
Weighted average shares (diluted)                                 4,639,179          4,614,784
Basic earnings per share                                              $0.57              $0.50
Diluted earnings per share                                            $0.57              $0.50
                                                                ---------------------------------
                                                                ---------------------------------

First M&F Corporation
Financial Highlights
                                                           QTD Ended          QTD Ended          QTD Ended          QTD Ended
                                                            March 31         December 31        September 30         June 30
                                                              2003               2002               2002               2002
                                                       -----------------------------------------------------------------------
Per Common Share (diluted):
Net income                                                    0.57               0.59               0.62               0.51
Cash dividends paid                                           0.25               0.25               0.25               0.25
Book value                                                   23.78              23.59              23.46              22.65
Closing stock price                                          35.80              27.75              26.20              25.00

Selected Average Balances: (in thousands)
Assets                                                   1,056,814          1,018,771          1,019,627          1,014,259
Loans                                                      685,260            674,103            668,904            656,802
Earning assets                                             972,243            935,302            935,508            926,950
Deposits                                                   848,383            805,994            812,123            815,853
Equity                                                     110,248            107,890            106,681            102,088

Selected Ratios:
Return on average assets                                     1.00%              1.07%              1.12%              0.92%
Return on average equity                                     9.63%             10.12%             10.75%              9.12%
Average equity to average assets                            10.43%             10.59%             10.46%             10.07%
Tax-equivalent net interest margin                           4.12%              4.38%              4.55%              4.20%
Efficiency ratio                                            62.17%             61.84%             61.76%             62.16%
Net charge-offs to average loans (annualized)                0.46%              0.48%              0.47%              0.30%
Nonaccrual and 90 day accruing loans to total loans          0.78%              0.55%              0.38%              0.52%
Price to book (x)                                             1.51               1.18               1.12               1.10
Price to earnings (x)                                        15.70              11.76              10.56              12.25